SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                            _________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                         March 15, 1996
               ___________________________________
        Date of report (Date of earliest event reported)



                   CHURCHILL TECHNOLOGY, INC.
    ________________________________________________________
     (Exact Name of Registrant as Specified in its Charter)




     Colorado                 0-11372        84-0904172
_________________________________________________________________
_____________
(State or Other Jurisdiction (Commission    (IRS Employer
 of Incorporation)            File Number) Identification No.)



     181 Cooper Avenue, Tonawanda, New York         14150
_________________________________________________________________
_____________
     (Address of Principle Executive Offices)          (Zip Code)


Registrant's telephone number, including area code (716)874-8699

_______________

   Former Name or Former Address, if Changed Since Last Report
_________________________________________________________________
_____________

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Item 5.    Other Events

On March 19, 1996, the Company announced that it has entered into an agreement with Fima Capital Corporation to issue up to 50 million shares of common stock. As set forth more fully in the press release, attached hereto and incorporated herein by reference, the Company has taken steps to secure funding to provide sufficient working capital to support the production and sale of Novon products.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits:

     10.1 Agreement by and between, the Registrant and FIMA
Capital Corporation Ltd., dated  March 15, 1996.

     99.1 Press Release dated March 19, 1996.

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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHURCHILL TECHNOLOGY, INC.

March 20, 1996           By:  /s/  Bertha Mitchell
                              ________________________________
                              Bertha Mitchell, Vice President,
Treasurer,Secretary and Chief
Financial Officer